UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 2, 2006

                            CHECKPOINT SYSTEMS, INC.
    (Exact name of Registrant as specified in its Articles of Incorporation)

            Pennsylvania                          22-1895850
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       (State of Incorporation)           (IRS Employer Identification No.)

   101 Wolf Drive, PO Box 188, Thorofare, New Jersey            08086
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(Address of principal executive offices)                     (Zip Code)

                                856-848-1800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
              ----------------------------------------------------
             (Former name or address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition on March 2, 2006, the Company issued a press release announcing its financial results for the fourth quarter and year ended December 25, 2005.

The information in this Current Report (including the exhibit) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilties of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.


Item 9.01.   Financial Statements and Exhibits.

    (c)      Exhibits

    99.1     Checkpoint Systems, Inc. press release dated March 2, 2006

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CHECKPOINT SYSTEMS, INC.


Dated: March 2, 2006                           By:  /s/ W. Craig Burns
                                            Title:  Executive Vice President,
                                                    Chief Financial Officer
                                                    and Treasurer

                            Checkpoint Systems, Inc.

                                Index of Exhibits

Exhibit
Number          Description

99.1            Press Release dated March 2, 2006.